Exhibit 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Donald E. Brandt, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Pinnacle West Capital Corporation for the fiscal quarter ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pinnacle West Capital Corporation.

Date:       November 1, 2011.

/s/ Donald E. Brandt
Donald E. Brandt
Chairman, President and
Chief Executive Officer

I, James R. Hatfield, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Pinnacle West Capital Corporation for the fiscal quarter ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pinnacle West Capital Corporation.

Date:       November 1, 2011.

/s/ James R. Hatfield
James R. Hatfield
Senior Vice President and
Chief Financial Officer